UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 28, 2024
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 20, 2024, Atlantic City Electric Company (ACE) entered into a Bond Purchase Agreement (the ACE Purchase Agreement) with certain institutional investors. See Item 2.03 below for a description of the bonds issued by ACE pursuant to the ACE Purchase Agreement on August 28, 2024.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 20, 2024, ACE entered into the ACE Purchase Agreement for the offer and sale of (i) $75 million aggregate principal amount of its First Mortgage Bonds, 5.55% Series due March 20, 2054, (ii) $75 million aggregate principal amount of its First Mortgage Bonds, 5.29% Series due August 28, 2034 (the 2034 Bonds) and (iii) $100 million aggregate principal amount of its First Mortgage Bonds, 5.49% Series due August 28, 2039 (together with the 2034 Bonds, the ACE Bonds).

The ACE Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the ACE Bonds occurred on August 28, 2024. ACE intends to apply the proceeds of the sale of the ACE Bonds to repay existing indebtedness and for general corporate purposes.

The ACE Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of January 15, 1937, from ACE to The Bank of New York Mellon, as successor trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2024 (the ACE Supplemental Indenture), establishing the terms of the ACE Bonds. A copy of the ACE Supplemental Indenture is incorporated by reference as Exhibit 4.2.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
1.1	Bond Purchase Agreement, dated as of March 20, 2024 among ACE and the purchasers signatory thereto (File No. 001-03559, Form 8-K dated March 20, 2024, Exhibit 1.1)
4.1	Form of Initial ACE Bonds (included in Exhibit 4.2)
4.2	ACE Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2024 (File No. 001-03559, Form 8-K dated March 20, 2024, Exhibit 4.2)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *

This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by ACE include those factors discussed herein as well as the items discussed in (1) ACE's 2023 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) ACE's Second Quarter 2024 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 11, Commitments and Contingencies; and (3) other factors discussed in filings with the Securities and Exchange Commission by ACE.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. ACE undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CITY ELECTRIC COMPANY

/s/ David M. Vahos
David M. Vahos
Senior Vice President, Chief Financial Officer and Treasurer
August 28, 2024

EXHIBIT INDEX

Exhibit No.	Description
1.1	Bond Purchase Agreement, dated as of March 20, 2024 among ACE and the purchasers signatory thereto (File No. 001-03559, Form 8-K dated March 20, 2024, Exhibit 1.1)
4.1	Form of Initial ACE Bonds (included in Exhibit 4.2)
4.2	ACE Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2024 (File No. 001-03559, Form 8-K dated March 20, 2024, Exhibit 4.2)
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.